UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

Hartford Life Insurance Company
 (Exact name of registrant as specified in its charter)

Connecticut	001-32293	06-0974148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hopmeadow Street Simsbury, Connecticut	06089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

Exhibit 1.1

The following document is filed with reference to and is hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-137215 as amended, of Hartford Life Insurance Company, filed with the Securities and Exchange Commission on September 8, 2006 and amended on October 18, 2006, November 28, 2006, January 4, 2007 and March 8, 2007).

Exhibit 1.1 hereto shall supersede and replace the Distribution Agreement filed as Exhibit 1.1 to the Registration Statement.

(d)	Exhibits

Exhibit Number	Description
1.1	Distribution Agreement dated August 11, 2008 between Hartford Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Agents named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company
(Registrant)

Date: August 11, 2008

By: /s/ Jeffrey L. Johnson
Name: Jeffrey L. Johnson
Title: Assistant Vice President

EXHIBIT INDEX

Exhibit Number	Description
1.1	Distribution Agreement dated August 11, 2008 between Hartford Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Agents named therein.